Exhibit 99.2

Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to 14-6 under the

Securities Exchange Act of 1934, as amended

Filing Person: W. P. Carey Inc.

Subject Company: Corporate Property Associates 16 - Global Incorporated

Commission File No.: 001-32162

FOR IMMEDIATE RELEASE

COMPANY CONTACT:	PRESS CONTACTS:
Kristin Brown	Cheryl Sanclemente	Guy Lawrence
W. P. Carey Inc.	W. P. Carey Inc.	Ross & Lawrence
212-492-8989	212-492-8995	212-308-3333
kbrown@wpcarey.com	csanclemente@wpcarey.com	gblawrence@rosslawpr.com

W. P. Carey Inc. Announces Proposed Merger with CPA®:16 – Global

Combined Company Enterprise Value of $10.1 Billion

NEW YORK, NY – July 25, 2013 – W. P. Carey Inc. (NYSE:WPC) announced today that its Board of Directors and the independent directors of the Board of Directors of its publicly-held, non-traded real estate investment trust (REIT) affiliate, Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”), have unanimously approved a definitive merger agreement pursuant to which CPA®:16 – Global will merge with W. P. Carey in a transaction valued at approximately $4.0 billion.  The merger is subject to approval by stockholders of both W. P. Carey and CPA®:16 – Global.

Following the merger, the combined company is expected to have an equity market capitalization of approximately $6.5 billion and a total enterprise value of approximately $10.1 billion. The combined portfolio will consist of more than 700 properties with 86 million square feet of corporate real estate leased to 231 companies around the world.  W. P. Carey will continue to manage the firm’s Corporate Property Associates (CPA®) programs and Carey Watermark Investors (CWI), which are publicly-held, non-traded REITs.

Subject to the terms and conditions of the merger agreement, CPA®:16 – Global stockholders will receive shares of W. P. Carey common stock for their shares of CPA®:16 – Global stock pursuant to an exchange ratio based upon a value of $11.25 per share of CPA®:16 – Global and the volume weighted average trading price (“VWAP”) of W. P. Carey common stock for the five consecutive trading days ending on the third trading day preceding the closing of the transaction.  The exchange ratio is subject to a 12% collar based on the VWAP of W. P. Carey common stock on July 22, 2013 and July 23, 2013, which results in an exchange ratio of not more than 0.1842 shares and not less than 0.1447 shares of W. P. Carey common stock for each share of CPA®:16 – Global. The merger agreement also provides CPA®:16 – Global with a 30-day go-shop provision.

W. P. Carey believes that the benefits of the proposed merger include:

•                 Improves the quality of W. P. Carey’s earnings through increased portfolio diversification and by continuing the shift in revenue mix towards stable real estate rental income

•                 Continues W. P. Carey’s evolution from a hybrid LLC that derived the majority of its revenue from investment management fees into a leading global net lease REIT

•                 Substantially increases W. P. Carey’s size, resulting in a pro forma equity market capitalization of approximately $6.5 billion and a total enterprise value of $10.1 billion

•                 Enhances W. P. Carey’s position for future access to diverse, efficiently priced sources of capital

•                 Simplifies W. P. Carey’s GAAP financial statements by consolidating joint ventures with CPA®:16 – Global as well as its existing ownership interest in CPA®:16 – Global

•                 Reinforces W. P. Carey’s position as a premier investment manager in the non-traded REIT sector with the 15th successful liquidation of one of its CPA® programs

•                 Supports the continuation of W. P. Carey’s long-standing tradition of stable dividend growth through anticipated accretion to AFFO per share, with an anticipated post-transaction minimum annualized dividend of $3.52 per share

W. P. Carey President and CEO Trevor Bond commented, “We are pleased to announce a merger transaction that we believe is beneficial to both W. P. Carey and CPA®:16 – Global investors.  In addition to providing liquidity to CPA®:16 – Global investors, it will significantly increase W. P. Carey’s asset base, with a portfolio that will further enhance our already broad diversification by tenant, property type and geography.  And given that we originated and manage CPA®:16 – Global’s portfolio, we believe we are uniquely positioned to capitalize on its inherent opportunities.  This transaction will reinforce our status as a leading global net-lease REIT and a successful manager of non-traded real estate programs, having provided solid total returns and liquidity to more than 100,000 investors in 15 programs over a period of 35 years.  We have performed well for our investors – those in our public company as well as our managed programs – throughout a variety of market cycles and attribute that success to the disciplined investment approach instituted by our late founder, Wm. Polk Carey, when he opened the doors of W. P. Carey 40 years ago.”

BofA Merrill Lynch is acting as financial advisor to W. P. Carey and DLA Piper LLP (US) is acting as the legal advisor to W. P. Carey. Barclays is acting as financial advisor to CPA®:16 – Global, Clifford Chance LLP is acting as legal advisor to CPA®:16 – Global and Pepper Hamilton LLP is acting as legal advisor to the Special Committee of the Board of Directors of CPA®:16 – Global.

A joint proxy statement/prospectus will be filed on Form S-4 with the Securities and Exchange Commission (“SEC”), which will describe the proposed merger. Completion of the transaction is subject to, among other things, review by the SEC, receipt of all third-party consents as well as the approval of the stockholders of both companies and satisfaction of customary closing conditions.  The transaction is currently expected to close during the first quarter of 2014, although there can be no assurance that the transaction will close at such time, if at all.

CONFERENCE CALL & WEBCAST

Please call at least 10 minutes prior to call to register.

Time: Friday, July 26, 2013 at 11:00 AM (ET)

Call-in Number: 1-866-524-3160
(International) + 1-412-317-6760

Webcast: www.wpcarey.com/merger

W. P. Carey Inc.
Celebrating its 40th anniversary, W. P. Carey Inc. is a publicly traded REIT (NYSE: WPC) that provides long-term sale-leaseback and build-to-suit financing for companies worldwide and owns and manages an investment portfolio totaling approximately $15.2 billion.  The largest owner/manager of net lease assets, W. P. Carey’s corporate finance-focused credit and real estate underwriting process is a constant that has been successfully leveraged across a wide variety of industries and property types. Its portfolio of long-term leases with creditworthy tenants has an established history of generating stable cash flows that have enabled the Company to deliver consistent and rising dividend income to investors for nearly four decades. www.wpcarey.com

Individuals interested in receiving future updates on W. P. Carey via e-mail can register at www.wpcarey.com/alerts.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, the expected benefits of the proposed Merger, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.  These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A.  Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on February 26, 2013.  These risks, as well as other risks associated with the proposed Merger will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that W. P. Carey Inc. and CPA®:16 – Global will file with the SEC in connection with the proposed Merger.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.  W. P. Carey intends to file a Registration Statement on Form S-4 and mail the Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Merger.  WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY W. P. CAREY AND CPA®:16 – GLOBAL IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 – GLOBAL AND THE PROPOSED MERGER.  INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.  Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov).  In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:16 – Global’s website (http://www.cpa16.com).  Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 – Global with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available.